MORGAN STANLEY Securitized Products Group	December 10, 2003

Computational Materials

$ [ 964,240,000 ]

(Approximate)

Sequoia Mortgage Trust 2003-8

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank Minnesota, N.A.

Master Servicer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	December 10, 2003

Sequoia Mortgage Trust 2003-8

Mortgage Pass-Through Certificates

$ [964,240,000](Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Payment Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A-1	$[791,770,000]	3.91 / 4.24	1-121 / 1-360	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$[150,000,000]	3.91 / 4.24	1-121 / 1-359	Floater (3)	Senior	AAA/Aaa/AAA
X-1	$[941,770,000] (5)(6)	N/A	1-42 / 1-42	Fixed (7)	Senior/ NAS IO	AAA/Aaa/AAA
X-2	$[941,770,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
X-B	$[22,470,000](5)	N/A	N/A	N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
B-1	$[14,166,000]	6.67 / 7.36	39-121 / 39-360	Floater (4)	Subordinate	AA/Aa2/AA
B-2	$[8,304,000]	6.67 / 7.36	39-121 / 39-360	Floater (4)	Subordinate	A/A2/A
B-3	$[4,885,000]	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$[2,442,000]			N/A	Subordinate	BB/Ba2/BB
B-5	$[1,466,000]			N/A	Subordinate	B/B2/B
B-6	$[3,907,786]			N/A	Subordinate	NR/NR/NR

Total	$[964.240,000]

(1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).    Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A-1 and Class A-2 Certificates will  have a coupon equal to the least of (i) One-Month LIBOR and Six-Month LIBOR, respectively, plus a related margin (which margin doubles after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in January 2004.

(4)

The Class B-1 and Class B-2 Certificates will have a coupon equal to the least of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The Class X-1 Certificates will consist of two components.  On any Distribution Date, the notional amount of the Class X-1 Certificates will be equal to the sum of the notional amount of such two components.  The notional amount of each component for any Distribution Date is the lesser of (x) the notional amount of such component set out for such date on the related notional amount schedule herein and (y) the class principal amount of the Class A Certificates related to such component immediately prior to such distribution date.  Beginning on the Distribution Date in July 2007, the notional amount of the Class X-1 Certificates will be zero.

(7)

The interest rate on each of the two components of the Class X-1 Certificates will be 0.80%, subject to a cap equal to the excess, if any, of the weighted average of the interest rates of the mortgage loans in the pool related to such component over the interest rate on the Class A-1 Certificates or the Class A-2 Certificates, as applicable and subject to other limitations described herein.  Distributions on the Class X-1 Certificates in respect to such components will be subject to certain limitations in connection with Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein.  No principal will be distributed on the Class X-1 Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	December 10, 2003

Transaction Summary

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Morgan Stanley and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Greenwich Capital Markets, Inc.

Master Servicer/

Securities Administrator:

Wells Fargo Bank Minnesota, National Association.

Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

December 1, 2003.

Statistical Cut-off Date:

December 1, 2003.  The statistical information presented in this Preliminary Term Sheet relates to the pool of mortgage loans as of the Statistical Cut-off Date.  We refer to that pool as the preliminary pool.  Some of the mortgage loans included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of these mortgage loans to meet the eligibility requirements established for the trust.

Pricing Date:

On or about December [11/12] 2003.

Closing Date:

On or about December 23, 2003.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in January 2004.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2 (together, the “Class A Certificates”), Class X-1, Class X-2, Class X-B (together, the “Class X Certificates”) and Class A-R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The “LIBOR Certificates” consist of the Class A, Class B-1 and Class B-2 Certificates.  The Class A, Class X-1, Class B-1 and Class B-2 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A, Class B-1 and Class B-2 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month in which such Distribution Date occurs (on a 30/360 basis), and with respect to the Class X-1 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups, with an aggregate principal balance as of the Statistical Cut-off Date of approximately $976,940,886, of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties (the “Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 87.8% and 12.2% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Statistical Cut-off Date, approximately 40.84% and 59.16% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $821,388,505, which equals approximately 84.07% of the Mortgage Loans.

As of the Statistical Cut-off Date, approximately 85.4% and 14.6% of the Group 1 Mortgage Loans are six-month LIBOR and one-month LIBOR indexed Mortgage Loans, respectively and approximately 40.84% and 59.16% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $155,602,382, which equals approximately 15.93% of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans. As of the Statistical Cut-off Date, approximately 40.85% and 59.15% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Group Subordinate

Amount:

For any Distribution Date and either Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the principal balance of the related Class A Certificates immediately before such Distribution Date.

Net WAC Cap:

In the case of the Class A Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group; in the case of the Class B-1 and Class B-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative Group Subordinate Amount for each Group.

The Class A Certificates will have a Certificate Interest Rate equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class B-1 and Class B-2 Certificates will have a Certificate Interest Rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the related Net WAC Cap, such Certificates will be, to the extent described below, entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 and Class B-2 Certificates is subject to the related Net WAC Cap, such Certificates will be, to the extent described below, entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the LIBOR Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to the Class X Certificates to the extent of any Net WAC Shortfall amount with respect to the related class of LIBOR Certificates for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates, to the extent funds are available for payment to such class of LIBOR Certificates, will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 3.60%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.15%).

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.30%).

Shifting Interest:

Until the first Distribution Date occurring after December 2013, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (to be described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

January 2004 – December 2013

    0% Pro Rata Share

January 2014 – December 2014

  30% Pro Rata Share

January 2015 – December 2015

  40% Pro Rata Share

January 2016 – December 2016

  60% Pro Rata Share

January 2017 – December 2017

  80% Pro Rata Share

January 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in January 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the related Senior Certificates.  In the event the applicable current senior percentage (aggregate principal balance of the  related Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans in the related pool) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in the related pool as of the Cut-off Date), the related Senior Certificates will receive all principal prepayments from the Mortgage Loans in the related pool, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical class designations, in each case until the respective class principal amounts has been reduced to zero; thereafter, to the Class A Certificates in reduction of their respective class principal amounts.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date, the proportionate amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, the related Senior Principal Distribution Amount, until their respective class principal amounts are reduced to zero.

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A Certificates, the related Net WAC Shortfall amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from deposits of amounts that otherwise would have been distributed to the related Class X Certificates.

11)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

12)

Class A-R Certificate, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sensitivity Tables

Class A-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.34	5.20	3.91	3.06	2.47	1.74
MDUR (yr)	5.86	4.86	3.71	2.93	2.38	1.69
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class A-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.72	5.57	4.24	3.35	2.72	1.91
MDUR (yr)	6.15	5.15	3.98	3.18	2.60	1.85
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033

Class A-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.34	5.20	3.91	3.06	2.47	1.74
MDUR (yr)	5.83	4.84	3.70	2.92	2.38	1.69
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class A-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.72	5.57	4.24	3.35	2.72	1.91
MDUR (yr)	6.12	5.13	3.97	3.17	2.60	1.84
First Prin Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Prin Pay	11/20/2033	11/20/2033	11/20/2033	11/20/2033	11/20/2033	11/20/2033

Class B-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.58	8.79	6.67	5.41	4.59	3.47
MDUR (yr)	9.52	8.03	6.21	5.10	4.36	3.33
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class B-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.37	9.57	7.36	6.08	5.24	4.05
MDUR (yr)	10.10	8.62	6.76	5.65	4.92	3.85
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	11/20/2033

Class B-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.58	8.79	6.67	5.41	4.59	3.47
MDUR (yr)	9.13	7.75	6.03	4.98	4.27	3.28
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	2/20/2019	11/20/2016	1/20/2014	11/20/2011	5/20/2010	7/20/2008

Class B-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.37	9.57	7.36	6.08	5.24	4.05
MDUR (yr)	9.65	8.28	6.54	5.50	4.80	3.78
First Prin Pay	6/20/2009	5/20/2008	3/20/2007	6/20/2006	1/20/2006	6/20/2005
Last Prin Pay	12/20/2033	12/20/2033	12/20/2033	12/20/2033	12/20/2033	11/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class X-1 Price-Yield Sensitivity to Call

Flat Price	20% CPR	25% CPR	35% CPR	36% CPR	50% CPR
1.1807000	12.196	12.196	12.196	10.588	-14.968
1.1885125	11.654	11.654	11.654	10.050	-15.457
1.1963250	11.118	11.118	11.118	9.518	-15.939
1.2041375	10.589	10.589	10.589	8.993	-16.416
1.2119500	10.067	10.067	10.067	8.474	-16.887
1.2197625	9.550	9.550	9.550	7.961	-17.352
1.2275750	9.040	9.040	9.040	7.454	-17.812
1.2353875	8.536	8.536	8.536	6.954	-18.266
1.2432000	8.037	8.037	8.037	6.459	-18.715
1.2510125	7.545	7.545	7.545	5.970	-19.159
1.2588250	7.058	7.058	7.058	5.486	-19.597
1.2666375	6.577	6.577	6.577	5.008	-20.031
1.2744500	6.101	6.101	6.101	4.536	-20.460
1.2822625	5.630	5.630	5.630	4.068	-20.884
1.2900750	5.165	5.165	5.165	3.606	-21.303
1.2978875	4.705	4.705	4.705	3.150	-21.717
1.3057000	4.250	4.250	4.250	2.698	-22.127
1.3135125	3.800	3.800	3.800	2.251	-22.532
1.3213250	3.355	3.355	3.355	1.809	-22.933
1.3291375	2.914	2.914	2.914	1.372	-23.330
1.3369500	2.478	2.478	2.478	0.939	-23.723
1.3447625	2.047	2.047	2.047	0.511	-24.111
1.3525750	1.621	1.621	1.621	0.088	-24.495
1.3603875	1.199	1.199	1.199	-0.331	-24.875
1.3682000	0.781	0.781	0.781	-0.746	-25.251
1.3760125	0.368	0.368	0.368	-1.157	-25.624
1.3838250	-0.041	-0.041	-0.041	-1.563	-25.992
1.3916375	-0.446	-0.446	-0.446	-1.965	-26.357
1.3994500	-0.847	-0.847	-0.847	-2.363	-26.718
1.4072625	-1.244	-1.244	-1.244	-2.757	-27.075
1.4150750	-1.636	-1.636	-1.636	-3.147	-27.429
1.4228875	-2.025	-2.025	-2.025	-3.533	-27.779
1.4307000	-2.411	-2.411	-2.411	-3.915	-28.126
MDUR (yr)	1.27	1.27	1.27	1.28	1.41
First Pay	1/20/2004	1/20/2004	1/20/2004	1/20/2004	1/20/2004
Last Pay	6/20/2007	6/20/2007	6/20/2007	6/20/2007	4/20/2007

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A-1, Class A-2, Class B-1 and Class B-2 Certificates

Effective Net WAC Cap Schedule*

Assumptions:
20% CPR
To Clean-Up Call
Class A Hard Cap: 11.50%
Class B-1 Hard Cap: 11.50%
Class B-2 Hard Cap: 11.50%

Distribution Period	Class A-1 30/360 Net WAC Cap (%)	Class A-2 30/360 Net WAC Cap (%)	Class B-1 & Class B-2 30/360 Net WAC Cap (%)
1	2.56	2.54	2.56
2	3.90	2.54	3.68
3	3.90	2.56	3.68
4	3.90	2.56	3.68
5	3.90	2.88	3.73
6 and After	11.50	11.50	11.50

*

The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Notional Amount Schedules for the Class X-1

Distribution Date	Group 1 Nas IO Schedule	Group 2 Nas IO Schedule

January 2004	$791,770,000.00	$150,000,000.00
February 2004	762,808,173.18	144,513,169.95
March 2004	734,867,497.88	139,219,815.75
April 2004	707,912,062.89	134,113,115.09
May 2004	681,907,126.78	129,186,486.21
June 2004	656,819,173.20	124,433,579.45
July 2004	632,615,867.63	119,848,269.05
August 2004	609,266,015.74	115,424,645.24
September 2004	586,739,523.15	111,157,006.65
October 2004	565,007,356.69	107,039,852.95
November 2004	544,041,506.92	103,067,877.77
December 2004	523,814,952.11	99,235,961.83
January 2005	504,301,623.32	95,539,166.40
February 2005	485,476,370.89	91,972,726.86
March 2005	467,314,931.95	88,532,046.63
April 2005	449,793,899.20	85,212,691.20
May 2005	432,890,690.73	82,010,382.43
June 2005	416,583,520.90	78,920,993.04
July 2005	400,851,372.28	75,940,541.28
August 2005	385,673,968.55	73,065,185.80
September 2005	371,031,748.37	70,291,220.72
October 2005	357,427,158.71	67,713,846.03
November 2005	344,311,483.57	65,229,095.87
December 2005	331,667,320.86	62,833,673.43
January 2006	319,477,884.99	60,524,398.68
February 2006	307,726,985.05	58,298,204.27
March 2006	296,399,003.82	56,152,131.52
April 2006	285,478,877.46	54,083,326.58
May 2006	274,952,076.00	52,089,036.77
June 2006	264,804,584.43	50,166,606.95
July 2006	255,022,884.48	48,313,476.09
August 2006	245,593,937.10	46,527,173.94
September 2006	236,505,165.51	44,805,317.84
October 2006	227,744,438.83	43,145,609.61
November 2006	219,300,056.33	41,545,832.54
December 2006	211,160,732.22	40,003,848.54
January 2007	203,315,580.99	38,517,595.37
February 2007	196,146,294.58	37,159,393.15
March 2007	189,229,810.57	35,849,083.68
April 2007	182,557,214.69	34,584,978.16
May 2007	176,119,906.97	33,365,447.35
June 2007	169,909,590.73	32,188,919.48
July 2007 and thereafter	0.00	00.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$976,940,887
NUMBER OF LOANS:	2,735
			Minimum		Maximum
AVG CURRENT BALANCE:	$357,200		$45,120		$7,125,000
AVG ORIGINAL BALANCE:	$357,296		$46,000		$7,125,000

WAVG LOAN RATE:	2.939%		2.125%		3.875%
WAVG SERVICING FEE:	0.383%		0.256%		0.881%
WAVG NET LOAN RATE:	2.556%		1.745%		3.495%

WAVG GROSS MARGIN:	1.736%		0.875%		2.625%
WAVG MAXIMUM LOAN RATE:	11.999%		11.375%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	70.06%		9.88%		100.00%
WAVG EFFECTIVE LTV(1):	68.51%		9.88%		95.00%

WAVG CREDIT SCORE:	730		525		819

WAVG ORIGINAL TERM:	325	months	300	months	360	months
WAVG REMAINING TERM:	323	months	281	months	360	months
WAVG SEASONING:	1	months	0	months	19	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	95	months	60	months	120	months
WAVG IO REMAINING TERM:	94	months	54	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (26.04%), FL (11.41%), and AZ (5.66%)
MAXIMUM ZIP CODE CONCENTRATION (%):	90210 (0.83%), Beverly Hills, CA

FIRST PAY DATE:			Jun 01, 2002		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			May 01, 2027		Dec 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	2,495	$857,404,764.38	87.76%
Libor - 1 Month	240	119,536,122.13	12.24
Total	2,735	$976,940,886.51	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	2,735	$976,940,886.51	100.00%
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	221	$17,285,929.46	1.77%
100,000.01 - 200,000.00	776	115,754,085.38	11.85
200,000.01 - 300,000.00	548	136,254,968.68	13.95
300,000.01 - 400,000.00	379	133,245,477.94	13.64
400,000.01 - 500,000.00	255	115,990,095.86	11.87
500,000.01 - 600,000.00	190	104,447,913.96	10.69
600,000.01 - 700,000.00	109	70,569,080.51	7.22
700,000.01 - 800,000.00	65	49,092,409.04	5.03
800,000.01 - 900,000.00	43	37,147,492.35	3.80
900,000.01 - 1,000,000.00	70	68,524,985.84	7.01
1,000,000.01 - 1,500,000.00	43	52,090,109.24	5.33
1,500,000.01 - 2,000,000.00	28	49,829,338.25	5.10
2,000,000.01 - 2,500,000.00	2	4,264,000.00	0.44
2,500,000.01 - 3,000,000.00	3	7,970,000.00	0.82
3,000,000.01 - 3,500,000.00	1	3,500,000.00	0.36
3,500,000.01 - 4,000,000.00	1	3,850,000.00	0.39
5,000,000.01 >=	1	7,125,000.00	0.73
Total	2,735	$976,940,886.51	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$1,800,000.00	0.18%
2.251 - 2.500	26	8,636,014.69	0.88
2.501 - 2.750	782	299,215,136.63	30.63
2.751 - 3.000	1,097	351,696,111.00	36.00
3.001 - 3.250	768	291,694,666.23	29.86
3.251 - 3.500	56	19,903,657.96	2.04
3.501 - 3.750	3	1,878,500.00	0.19
3.751 - 4.000	2	2,116,800.00	0.22
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.875	1	$1,800,000.00	0.18%
1.000	3	1,039,241.00	0.11
1.250	18	6,654,963.20	0.68
1.375	27	9,348,899.79	0.96
1.500	256	96,324,431.84	9.86
1.625	1,241	437,948,896.70	44.83
1.750	249	84,148,179.70	8.61
1.875	383	113,536,562.55	11.62
2.000	503	204,115,421.93	20.89
2.125	41	17,793,431.84	1.82
2.250	11	3,364,057.96	0.34
2.375	1	800,000.00	0.08
2.625	1	66,800.00	0.01
Total	2,735	$976,940,886.51	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	1,447	$577,912,242.55	59.16%
360	1,288	399,028,643.96	40.84
Total	2,735	$976,940,886.51	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
277 - 282	1	$107,626.36	0.01%
289 - 294	1	234,950.91	0.02
295 - 300	1,445	577,569,665.28	59.12
349 - 354	2	419,800.00	0.04
355 - 360	1,286	398,608,843.96	40.80
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 – 54	2	$419,800.00	0.04%
55 – 60	1,286	398,608,843.96	40.80
97 – 102	1	107,626.36	0.01
109 – 114	1	234,950.91	0.02
115 – 120	1,445	577,569,665.28	59.12
Total	2,735	$976,940,886.51	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	247	$122,422,713.25	12.53%
2/1/2004	62	18,374,409.70	1.88
3/1/2004	140	42,488,989.58	4.35
4/1/2004	495	181,244,816.02	18.55
5/1/2004	1,015	338,766,487.16	34.68
5/10/2004	1	404,000.00	0.04
6/1/2004	775	273,239,470.80	27.97
Total	2,735	$976,940,886.51	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 – 10.00	1	$123,000.00	0.01%
10.01 – 20.00	28	8,999,991.03	0.92
20.01 – 30.00	62	18,331,859.90	1.88
30.01 – 40.00	94	29,891,206.56	3.06
40.01 – 50.00	153	71,359,501.50	7.30
50.01 – 60.00	229	93,397,992.46	9.56
60.01 – 65.00	139	53,007,213.09	5.43
65.01 – 70.00	321	108,317,354.93	11.09
70.01 – 75.00	357	129,258,887.57	13.23
75.01 – 80.00	1,161	398,775,907.86	40.82
80.01 – 85.00	22	5,226,910.70	0.54
85.01 – 90.00	41	9,687,505.25	0.99
90.01 – 95.00	26	6,546,824.80	0.67
95.01 – 100.00	101	44,016,730.86	4.51
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$123,000.00	0.01%
10.01 - 20.00	29	9,127,791.03	0.93
20.01 - 30.00	63	18,531,859.90	1.90
30.01 - 40.00	94	29,891,206.56	3.06
40.01 - 50.00	159	72,948,092.41	7.47
50.01 - 60.00	241	98,583,465.79	10.09
60.01 - 65.00	139	53,007,213.09	5.43
65.01 - 70.00	416	149,884,822.46	15.34
70.01 - 75.00	357	130,058,887.57	13.31
75.01 - 80.00	1,157	397,640,467.86	40.70
80.01 - 85.00	21	4,783,610.70	0.49
85.01 - 90.00	36	7,669,644.34	0.79
90.01 - 95.00	22	4,690,824.80	0.48
Total	2,735	$976,940,886.51	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
N/A	2	$292,000.00	0.03
525 - 549	2	846,900.00	0.09%
550 - 574	2	1,980,000.00	0.20
575 - 599	6	2,645,000.00	0.27
600 - 624	26	11,517,539.37	1.18
625 - 649	49	13,008,145.73	1.33
650 - 674	213	74,604,224.55	7.64
675 - 699	402	146,566,374.18	15.00
700 - 724	449	169,868,078.34	17.39
725 - 749	495	177,366,099.80	18.16
750 - 774	550	201,908,441.84	20.67
775 - 799	446	150,384,291.27	15.39
800 - 824	93	25,953,791.43	2.66
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	2,735	$976,940,886.51	100.00%
Total	2,735	$976,940,886.51	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	1,135	$338,282,274.17	34.63%
Alternative	652	295,920,971.62	30.29
Lite Doc	528	169,190,683.90	17.32
Limited	328	150,356,834.16	15.39
No Ratio	87	20,370,089.41	2.09
Asset, No Income	5	2,820,033.25	0.29
Total	2,735	$976,940,886.51	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	2,332	$835,460,123.74	85.52%
Second Home	278	117,892,942.50	12.07
Investment	125	23,587,820.27	2.41
Total	2,735	$976,940,886.51	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	1,675	$597,549,192.77	61.17%
PUD	728	268,094,996.65	27.44
Condo	298	95,128,501.92	9.74
2-4 Family	27	11,526,195.17	1.18
Co-op	6	4,450,000.00	0.46
Townhouse	1	192,000.00	0.02
Total	2,735	$976,940,886.51	100%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Purchase	953	$375,399,410.33	38.43%
Refinance - Rate Term	1,045	335,355,651.47	34.33
Refinance - Cashout	737	266,185,824.71	27.25
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Total Collateral – Mortgage Loans

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	10	$3,175,014.04	0.32%
Alaska	4	1,430,780.49	0.15
Arizona	176	55,302,024.39	5.66
Arkansas	4	455,700.00	0.05
California	519	254,384,498.39	26.04
Colorado	112	38,170,193.41	3.91
Connecticut	28	20,380,962.05	2.09
Delaware	5	1,364,920.00	0.14
District of Columbia	6	2,206,975.00	0.23
Florida	333	111,496,642.14	11.41
Georgia	96	25,182,484.19	2.58
Hawaii	30	13,823,684.60	1.41
Idaho	5	1,617,999.99	0.17
Illinois	84	32,462,889.83	3.32
Indiana	13	2,580,975.00	0.26
Iowa	3	619,000.00	0.06
Kansas	10	2,865,296.49	0.29
Kentucky	8	1,361,350.00	0.14
Louisiana	5	1,577,033.33	0.16
Maine	2	1,284,000.00	0.13
Maryland	71	24,352,326.17	2.49
Massachusetts	79	37,498,396.94	3.84
Michigan	62	14,765,324.78	1.51
Minnesota	35	8,914,512.50	0.91
Mississippi	2	313,000.00	0.03
Missouri	22	4,822,003.67	0.49
Montana	7	4,372,419.99	0.45
Nebraska	4	432,141.30	0.04
Nevada	87	29,427,375.04	3.01
New Hampshire	6	1,621,635.00	0.17
New Jersey	83	25,470,951.51	2.61
New Mexico	12	2,671,200.00	0.27
New York	82	47,845,432.85	4.90
North Carolina	82	28,839,910.27	2.95
North Dakota	1	102,342.00	0.01
Ohio	157	25,915,883.05	2.65
Oklahoma	11	1,813,197.83	0.19
Oregon	32	8,186,048.00	0.84
Pennsylvania	51	14,748,735.73	1.51
Rhode Island	7	4,342,000.00	0.44
South Carolina	38	12,974,000.17	1.33
South Dakota	3	651,000.00	0.07
Tennessee	44	11,222,582.93	1.15
Texas	117	36,791,203.32	3.77
Utah	17	4,028,572.76	0.41
Virginia	74	23,349,404.72	2.39
Washington	78	22,973,836.28	2.35
Wisconsin	14	3,129,626.36	0.32
Wyoming	4	3,623,400.00	0.37
Total	2,735	$976,940,886.51	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$821,338,505
NUMBER OF LOANS:	2,265
			Minimum		Maximum
AVG CURRENT BALANCE:	$362,622		$45,120		$7,125,000
AVG ORIGINAL BALANCE:	$362,717		$46,000		$7,125,000

WAVG LOAN RATE:	2.942%		2.375%		3.875%
WAVG SERVICING FEE:	0.383%		0.381%		0.881%
WAVG NET LOAN RATE:	2.559%		1.995%		3.495%

WAVG GROSS MARGIN:	1.740%		1.000%		2.375%
WAVG MAXIMUM LOAN RATE:	11.999%		11.750%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	70.28%		9.88%		100.00%
WAVG EFFECTIVE LTV(1):	68.64%		9.88%		95.00%

WAVG CREDIT SCORE:	732		525		819

WAVG ORIGINAL TERM:	325	months	300	months	360	months
WAVG REMAINING TERM:	323	months	281	months	360	months
WAVG SEASONING:	1	months	0	months	19	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	95	months	60	months	120	months
WAVG IO REMAINING TERM:	94	months	54	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (26.04%), FL (10.88%), and AZ (5.80%)
MAXIMUM ZIP CODE CONCENTRATION (%):	90210 (0.98%) Beverly Hills, CA

FIRST PAY DATE:			Jun 01, 2002		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			May 01, 2027		Dec 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	2,025	$701,802,382.66	85.45%
Libor - 1 Month	240	119,536,122.13	14.55
Total	2,265	$821,338,504.79	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	2,265	$821,338,504.79	100.00%
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	184	$14,404,435.77	1.75%
100,000.01 - 200,000.00	625	92,786,301.10	11.30
200,000.01 - 300,000.00	445	110,454,920.30	13.45
300,000.01 - 400,000.00	307	108,143,594.24	13.17
400,000.01 - 500,000.00	225	102,221,229.82	12.45
500,000.01 - 600,000.00	161	88,405,225.00	10.76
600,000.01 - 700,000.00	95	61,509,480.51	7.49
700,000.01 - 800,000.00	62	46,779,409.04	5.70
800,000.01 - 900,000.00	36	31,031,742.35	3.78
900,000.01 - 1,000,000.00	59	57,808,385.84	7.04
1,000,000.01 - 1,500,000.00	38	45,660,109.24	5.56
1,500,000.01 - 2,000,000.00	20	35,424,671.58	4.31
2,000,000.01 - 2,500,000.00	2	4,264,000.00	0.52
2,500,000.01 - 3,000,000.00	3	7,970,000.00	0.97
3,000,000.01 - 3,500,000.00	1	3,500,000.00	0.43
3,500,000.01 - 4,000,000.00	1	3,850,000.00	0.47
5,000,000.01 >=	1	7,125,000.00	0.87
Total	2,265	$821,338,504.79	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.251 - 2.500	18	$6,117,364.90	0.74%
2.501 - 2.750	670	256,187,108.79	31.19
2.751 - 3.000	891	284,309,887.83	34.62
3.001 - 3.250	638	253,665,665.29	30.88
3.251 - 3.500	45	17,208,477.98	2.10
3.501 - 3.750	2	1,800,000.00	0.22
3.751 - 4.000	1	2,050,000.00	0.25
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	3	$1,039,241.00	0.13%
1.250	13	4,962,963.20	0.60
1.375	20	7,044,250.00	0.86
1.500	241	92,471,131.84	11.26
1.625	1,010	351,553,405.20	42.80
1.750	206	71,147,026.54	8.66
1.875	306	93,306,149.39	11.36
2.000	421	179,938,077.79	21.91
2.125	35	16,034,581.85	1.95
2.250	9	3,041,677.98	0.37
2.375	1	800,000.00	0.10
Total	2,265	$821,338,504.79	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	1,212	$485,880,363.03	59.16%
360	1,053	335,458,141.76	40.84
Total	2,265	$821,338,504.79	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
277 - 282	1	$107,626.36	0.01%
295 - 300	1,211	485,772,736.67	59.14
349 - 354	2	419,800.00	0.05
355 - 360	1,051	335,038,341.76	40.79
Total	2,265	$821,338,504.79	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 - 54	2	$419,800.00	0.05%
55 - 60	1,051	335,038,341.76	40.79
97 - 102	1	107,626.36	0.01
115 - 120	1,211	485,772,736.67	59.14
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	246	$121,972,490.44	14.85%
2/1/2004	53	16,473,659.91	2.01
3/1/2004	119	36,407,738.67	4.43
4/1/2004	395	144,476,191.14	17.59
5/1/2004	826	281,628,265.83	34.29
5/10/2004	1	404,000.00	0.05
6/1/2004	625	219,976,158.80	26.78
Total	2,265	$821,338,504.79	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 – 10.00	1	$123,000.00	0.01%
10.01 – 20.00	23	8,270,911.05	1.01
20.01 – 30.00	53	14,912,859.90	1.82
30.01 – 40.00	74	22,866,217.60	2.78
40.01 – 50.00	127	60,820,651.72	7.41
50.01 – 60.00	188	78,562,180.40	9.57
60.01 – 65.00	113	44,471,436.43	5.41
65.01 – 70.00	247	85,704,490.12	10.43
70.01 – 75.00	295	107,238,230.50	13.06
75.01 – 80.00	979	339,780,523.86	41.37
80.01 – 85.00	21	5,028,160.70	0.61
85.01 – 90.00	33	8,111,167.34	0.99
90.01 – 95.00	25	6,183,824.80	0.75
95.01 – 100.00	86	39,264,850.37	4.78
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 10.00	1	$123,000.00	0.01%
10.01 - 20.00	24	8,398,711.05	1.02
20.01 - 30.00	54	15,112,859.90	1.84
30.01 - 40.00	74	22,866,217.60	2.78
40.01 - 50.00	131	61,880,291.72	7.53
50.01 - 60.00	198	82,997,653.73	10.11
60.01 - 65.00	113	44,471,436.43	5.41
65.01 - 70.00	328	123,041,077.16	14.98
70.01 - 75.00	296	108,198,230.50	13.17
75.01 - 80.00	975	338,645,083.86	41.23
80.01 - 85.00	20	4,584,860.70	0.56
85.01 - 90.00	29	6,328,257.34	0.77
90.01 - 95.00	22	4,690,824.80	0.57
Total	2,265	$821,338,504.79	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
N/A	2	$292,000.00	0.04%
525 - 549	1	156,900.00	0.02
550 - 574	2	1,980,000.00	0.24
575 - 599	5	2,253,000.00	0.27
600 - 624	22	9,260,539.37	1.13
625 - 649	35	9,571,240.52	1.17
650 - 674	167	58,061,706.91	7.07
675 - 699	313	118,751,221.01	14.46
700 - 724	379	144,488,525.31	17.59
725 - 749	420	150,947,127.06	18.38
750 - 774	461	171,382,843.63	20.87
775 - 799	381	132,108,374.04	16.08
800 - 824	77	22,085,026.94	2.69
Total	2,265	$821,338,504.79	100.00%

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	2,265	$821,338,504.79	100.00%
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	919	$281,446,744.16	34.27%
Alternative	545	245,312,298.63	29.87
Lite Doc	449	144,324,830.12	17.57
Limited	275	129,750,061.23	15.80
No Ratio	73	17,845,537.40	2.17
Asset, No Income	4	2,659,033.25	0.32
Total	2,265	$821,338,504.79	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	1,937	$706,621,864.86	86.03%
Second Home	230	96,353,122.51	11.73
Investment	98	18,363,517.42	2.24
Total	2,265	$821,338,504.79	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	1,393	$503,963,009.73	61.36%
PUD	611	230,437,519.00	28.06
Condo	238	75,259,802.31	9.16
2-4 Family	20	9,738,173.75	1.19
Co-op	3	1,940,000.00	0.24
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Purchase	806	$319,450,594.77	38.89%
Refinance - Rate Term	858	279,266,145.53	34.00
Refinance - Cashout	601	222,621,764.49	27.10
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 1 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	9	$3,090,208.83	0.38%
Alaska	3	1,171,800.00	0.14
Arizona	144	47,612,171.22	5.80
Arkansas	3	279,700.00	0.03
California	431	213,844,425.20	26.04
Colorado	97	34,235,242.50	4.17
Connecticut	22	17,459,849.00	2.13
Delaware	5	1,364,920.00	0.17
District of Columbia	5	1,956,375.00	0.24
Florida	265	89,397,108.06	10.88
Georgia	83	22,412,384.19	2.73
Hawaii	21	9,460,050.00	1.15
Idaho	5	1,617,999.99	0.20
Illinois	70	26,957,989.83	3.28
Indiana	9	2,015,575.00	0.25
Iowa	1	155,200.00	0.02
Kansas	9	2,665,296.49	0.32
Kentucky	8	1,361,350.00	0.17
Louisiana	4	1,507,033.33	0.18
Maine	1	284,000.00	0.03
Maryland	55	20,511,226.18	2.50
Massachusetts	67	32,214,106.52	3.92
Michigan	49	12,231,242.43	1.49
Minnesota	27	7,101,862.50	0.86
Mississippi	2	313,000.00	0.04
Missouri	17	3,746,342.94	0.46
Montana	5	2,176,099.99	0.26
Nebraska	4	432,141.30	0.05
Nevada	75	27,642,113.04	3.37
New Hampshire	5	1,327,635.00	0.16
New Jersey	67	21,102,424.52	2.57
New Mexico	12	2,671,200.00	0.33
New York	63	38,695,843.37	4.71
North Carolina	74	26,573,810.27	3.24
North Dakota	1	102,342.00	0.01
Ohio	132	21,158,026.70	2.58
Oklahoma	8	1,382,495.33	0.17
Oregon	26	6,675,410.26	0.81
Pennsylvania	47	13,907,035.73	1.69
Rhode Island	4	2,801,000.00	0.34
South Carolina	32	10,990,300.17	1.34
South Dakota	2	133,000.00	0.02
Tennessee	38	9,214,862.80	1.12
Texas	97	30,284,814.98	3.69
Utah	12	2,317,772.76	0.28
Virginia	64	20,517,954.72	2.50
Washington	68	19,792,736.28	2.41
Wisconsin	13	2,849,626.36	0.35
Wyoming	4	3,623,400.00	0.44
Total	2,265	$821,338,504.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

TOTAL CURRENT BALANCE:	$155,602,382
NUMBER OF LOANS:	470
			Minimum		Maximum
AVG CURRENT BALANCE:	$331,069		$50,000		$2,000,000
AVG ORIGINAL BALANCE:	$333,173		$50,000		$2,000,000

WAVG LOAN RATE:	2.921%		2.125%		3.875%
WAVG SERVICING FEE:	0.381%		0.256%		0.881%
WAVG NET LOAN RATE:	2.540%		1.745%		3.245%

WAVG GROSS MARGIN:	1.714%		0.875%		2.625%
WAVG MAXIMUM LOAN RATE:	11.999%		11.375%		12.000%
WAVG PERIODIC RATE CAP:	N/A		N/A		N/A
WAVG FIRST RATE CAP:	N/A		N/A		N/A

WAVG ORIGINAL LTV:	68.91%		14.16%		100.00%
WAVG EFFECTIVE LTV(1):	67.78%		14.16%		90.00%

WAVG CREDIT SCORE:	724		540		815

WAVG ORIGINAL TERM:	325	months	300	months	360	months
WAVG REMAINING TERM:	323	months	291	months	360	months
WAVG SEASONING:	1	months	0	months	9	months

WAVG NEXT RATE RESET:	5	months	1	months	6	months
WAVG RATE ADJ FREQ:	6	months	6	months	6	months
WAVG FIRST RATE ADJ FREQ:	6	months	6	months	6	months

WAVG IO ORIGINAL TERM:	95	months	60	months	120	months
WAVG IO REMAINING TERM:	94	months	56	months	120	months

TOP STATE CONCENTRATIONS (%):	CA (26.05%), FL (14.20%), and NY (5.88%)
MAXIMUM ZIP CODE CONCENTRATION (%):	33140 (1.61%) Miami Beach, FL

FIRST PAY DATE:			Apr 01, 2003		Jan 01, 2004
RATE CHANGE DATE:			Jan 01, 2004		Jun 01, 2004
MATURITY DATE:			Mar 01, 2028		Dec 01, 2033
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Libor - 6 Month	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	37	$2,881,493.69	1.85%
100,000.01 - 200,000.00	151	22,967,784.28	14.76
200,000.01 - 300,000.00	103	25,800,048.38	16.58
300,000.01 - 400,000.00	72	25,101,883.70	16.13
400,000.01 - 500,000.00	30	13,768,866.04	8.85
500,000.01 - 600,000.00	29	16,042,688.96	10.31
600,000.01 - 700,000.00	14	9,059,600.00	5.82
700,000.01 - 800,000.00	3	2,313,000.00	1.49
800,000.01 - 900,000.00	7	6,115,750.00	3.93
900,000.01 - 1,000,000.00	11	10,716,600.00	6.89
1,000,000.01 - 1,500,000.00	5	6,430,000.00	4.13
1,500,000.01 - 2,000,000.00	8	14,404,666.67	9.26
Total	470	$155,602,381.72	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.001 - 2.250	1	$1,800,000.00	1.16%
2.251 - 2.500	8	2,518,649.79	1.62
2.501 - 2.750	112	43,028,027.84	27.65
2.751 - 3.000	206	67,386,223.17	43.31
3.001 - 3.250	130	38,029,000.94	24.44
3.251 - 3.500	11	2,695,179.98	1.73
3.501 - 3.750	1	78,500.00	0.05
3.751 - 4.000	1	66,800.00	0.04
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.875	1	$1,800,000.00	1.16%
1.250	5	1,692,000.00	1.09
1.375	7	2,304,649.79	1.48
1.500	15	3,853,300.00	2.48
1.625	231	86,395,491.50	55.52
1.750	43	13,001,153.16	8.36
1.875	77	20,230,413.16	13.00
2.000	82	24,177,344.14	15.54
2.125	6	1,758,849.99	1.13
2.250	2	322,379.98	0.21
2.625	1	66,800.00	0.04
Total	470	$155,602,381.72	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	235	$92,031,879.52	59.15%
360	235	63,570,502.20	40.85
Total	470	$155,602,381.72	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
289 - 294	1	$234,950.91	0.15%
295 - 300	234	91,796,928.61	58.99
355 - 360	235	63,570,502.20	40.85
Total	470	$155,602,381.72	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
55 - 60	235	$63,570,502.20	40.85%
109 - 114	1	234,950.91	0.15
115 - 120	234	91,796,928.61	58.99
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1/1/2004	1	$450,222.81	0.29%
2/1/2004	9	1,900,749.79	1.22
3/1/2004	21	6,081,250.91	3.91
4/1/2004	100	36,768,624.88	23.63
5/1/2004	189	57,138,221.33	36.72
6/1/2004	150	53,263,312.00	34.23
Total	470	$155,602,381.72	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 – 20.00	5	$729,079.98	0.47%
20.01 – 30.00	9	3,419,000.00	2.20
30.01 – 40.00	20	7,024,988.96	4.51
40.01 – 50.00	26	10,538,849.78	6.77
50.01 – 60.00	41	14,835,812.06	9.53
60.01 – 65.00	26	8,535,776.66	5.49
65.01 – 70.00	74	22,612,864.81	14.53
70.01 – 75.00	62	22,020,657.07	14.15
75.01 – 80.00	182	58,995,384.00	37.91
80.01 – 85.00	1	198,750.00	0.13
85.01 – 90.00	8	1,576,337.91	1.01
90.01 – 95.00	1	363,000.00	0.23
95.01 – 100.00	15	4,751,880.49	3.05
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
10.01 – 20.00	5	$729,079.98	0.47%
20.01 – 30.00	9	3,419,000.00	2.20
30.01 – 40.00	20	7,024,988.96	4.51
40.01 – 50.00	28	11,067,800.69	7.11
50.01 – 60.00	43	15,585,812.06	10.02
60.01 – 65.00	26	8,535,776.66	5.49
65.01 – 70.00	88	26,843,745.30	17.25
70.01 – 75.00	61	21,860,657.07	14.05
75.01 – 80.00	182	58,995,384.00	37.91
80.01 – 85.00	1	198,750.00	0.13
85.01 – 90.00	7	1,341,387.00	0.86
Total	470	$155,602,381.72	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property
CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
525 – 549	1	$690,000.00	0.44%
575 – 599	1	392,000.00	0.25
600 – 624	4	2,257,000.00	1.45
625 – 649	14	3,436,905.21	2.21
650 – 674	46	16,542,517.64	10.63
675 – 699	89	27,815,153.17	17.88
700 – 724	70	25,379,553.03	16.31
725 – 749	75	26,418,972.74	16.98
750 – 774	89	30,525,598.21	19.62
775 – 799	65	18,275,917.23	11.75
800 – 824	16	3,868,764.49	2.49
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Interest Only	470	$155,602,381.72	100.00%
Total	470	$155,602,381.72	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Full	216	$56,835,530.01	36.53%
Alternative	107	50,608,672.99	32.52
Lite Doc	79	24,865,853.78	15.98
Limited	53	20,606,772.93	13.24
No Ratio	14	2,524,552.01	1.62
Asset, No Income	1	161,000.00	0.10
Total	470	$155,602,381.72	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	395	$128,838,258.88	82.80%
Second Home	48	21,539,819.99	13.84
Investment	27	5,224,302.85	3.36
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	282	$93,586,183.04	60.14%
PUD	117	37,657,477.65	24.20
Condo	60	19,868,699.61	12.77
Co-op	3	2,510,000.00	1.61
2-4 Family	7	1,788,021.42	1.15
Townhouse	1	192,000.00	0.12
Total	470	$155,602,381.72	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Refinance – Rate Term	187	$56,089,505.94	36.05%
Purchase	147	55,948,815.56	35.96
Refinance – Cashout	136	43,564,060.22	28.00
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-8

Group 2 Collateral

As of the Statistical Cut-Off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	1	$84,805.21	0.05%
Alaska	1	258,980.49	0.17
Arizona	32	7,689,853.17	4.94
Arkansas	1	176,000.00	0.11
California	88	40,540,073.19	26.05
Colorado	15	3,934,950.91	2.53
Connecticut	6	2,921,113.05	1.88
District of Columbia	1	250,600.00	0.16
Florida	68	22,099,534.08	14.20
Georgia	13	2,770,100.00	1.78
Hawaii	9	4,363,634.60	2.80
Illinois	14	5,504,900.00	3.54
Indiana	4	565,400.00	0.36
Iowa	2	463,800.00	0.30
Kansas	1	200,000.00	0.13
Louisiana	1	70,000.00	0.04
Maine	1	1,000,000.00	0.64
Maryland	16	3,841,099.99	2.47
Massachusetts	12	5,284,290.42	3.40
Michigan	13	2,534,082.35	1.63
Minnesota	8	1,812,650.00	1.16
Missouri	5	1,075,660.73	0.69
Montana	2	2,196,320.00	1.41
Nevada	12	1,785,262.00	1.15
New Hampshire	1	294,000.00	0.19
New Jersey	16	4,368,526.99	2.81
New York	19	9,149,589.48	5.88
North Carolina	8	2,266,100.00	1.46
Ohio	25	4,757,856.35	3.06
Oklahoma	3	430,702.50	0.28
Oregon	6	1,510,637.74	0.97
Pennsylvania	4	841,700.00	0.54
Rhode Island	3	1,541,000.00	0.99
South Carolina	6	1,983,700.00	1.27
South Dakota	1	518,000.00	0.33
Tennessee	6	2,007,720.13	1.29
Texas	20	6,506,388.34	4.18
Utah	5	1,710,800.00	1.10
Virginia	10	2,831,450.00	1.82
Washington	10	3,181,100.00	2.04
Wisconsin	1	280,000.00	0.18
Total	470	$155,602,381.72	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.